UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2023, Cleco Corporate Holdings LLC (the “Company”) entered into an Amended and Restated Third Supplemental Indenture (the “Supplemental Indenture”) with Regions Bank (as successor to Wells Fargo Bank, N.A.), as trustee, to the certain Indenture dated as of May 17, 2016 between Cleco Corporate Holdings LLC and Wells Fargo Bank, N.A. (the “Base Indenture”), to amend certain terms of the Company’s existing 3.25% Senior Secured Notes due 2023 (the “Existing Notes”). Pursuant to the Supplemental Indenture, the Existing Notes were redesignated as the Company’s Amended and Restated Floating Rate Senior Notes due 2025 (the “Amended Notes”). The Amended Notes bear interest at the secured overnight financing rate as administered by the Federal Reserve Bank of New York plus 172.5 basis points per annum, reset monthly, and mature on May 1, 2025. Interest is payable on the Amended Notes monthly in arrears on the 20th day of each month commencing June 20, 2023. The Amended Notes may be redeemed by the Company at any time at par. The remaining terms of the Amended Notes remain unchanged.
The foregoing summary of the Supplemental Indenture and the Amended Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Base Indenture and the Supplemental Indenture (including the Form of Amended Note), which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
4.1
Indenture dated as of May 17, 2016, between Cleco Corporate Holdings LLC and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 17, 2016).

4.2	Amended and Restated Third Supplemental Indenture dated as of May 1, 2023 between Cleco Corporate Holdings LLC and Regions Bank (as successor to Wells Fargo Bank, N.A.), as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 2, 2023	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer